COMMON STOCK                                           COMMON STOCK
   [SEAL]                                                 [SEAL]




                                POWERTECH, INC.




                                        [                                      ]
This is to Certify that                 SEE REVERSE SIDE FOR CERTAIN DEFINITIONS




                                    Specimen

is the owner of


   fully paid and non-assessable shares of the Common Stock, $0.001 par value of

                                POWERTECH, INC.

(hereinafter called the "Corporation") transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and By-Law of the Corporation and the amendments from time to time made thereto, copies of which are or will be on file at the principal office of the Corporation, to all of which the holder by acceptance hereof asserts. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Date:  02/10/99

                                     [SEAL]

/s/ KATHY PARA                                     /s/ David Raftery
    SECRETARY                                           PRESIDENT

Kathy Para                                        David Raftery


[ILLEGIBLE]
MANHATTAN TRANSFER REGISTRAR CO.        Transfer Agent
(HOLBROOK, N.Y.)                        and Registrar

Hector Cruz                             Authorized Signature

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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in fUll according to applicable laws or regulations:

TEN COM   - as tenants in common        UNIF GIFT MIN ACT __ ....Custodian.....
TEN ENT   - as tenants by the entireties                    (Cust)       (Minor)
JT TEN    - as joint tenants with right of        under Uniform Gifts to Minors
            survivorship and not as tenants       Act ......................
            in common                                       (State)

     Additional abbreviations may also be used though not in the above list.

    For Value Received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

[                                    ]

________________________________________________________________________________
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

________________________________________________________________________________


_______________________________________________________________________ Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Date
     ----------------------------

                              ------------------------------------------------
                             THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                     NOTICE: WITH THE NAME AS WRITTEN UPON THE FACE OF THE
                             CERTIFICATE, IN EVERY PARTICULAR, WITHOUT
                             ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed



By
   ---------------------------------
THE SIGNATURE SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17 AD-15.

TRANSFER AGENT: Manhanttan Transfer Registrar Co.
                P.O. Box 361
                Holbrook, New York 11741
                (516) 585-7341